This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at ThriventFunds.com. You can also get this information at no cost by calling 800-847-4836 or by sending an email request to ContactUs@ThriventFunds.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the prospectus and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated February 1, 2016, as supplemented February 29, 2016, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

Thrivent Large Cap Growth Fund

THLCX

Investment Objective

Thrivent Large Cap Growth Fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)	None
Maximum Deferred Sales Charge (Load)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.74%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.81%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years

$83	$259	$450	$1,002

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

Principal Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of large companies. The Adviser focuses mainly on the securities of large companies which have market capitalizations similar to those included in widely known indices such as the S&P 500/Citigroup Growth Index, the Russell 1000® Growth Index, or the large company market capitalization classifications published by Lipper, Inc. Should the Adviser determine that the Fund would benefit from reducing the percentage of its assets invested in large cap securities from 80% to a lesser amount, we will notify you at least 60 days prior to the change.

The Fund seeks to achieve its investment objective by investing in common stocks. The Adviser uses fundamental, quantitative, and technical investment research techniques and focuses on stocks of companies that it believes have demonstrated and will sustain above-average earnings growth over time, or which are expected to develop rapid sales and earnings growth in the future when compared to the economy and stock market as a whole. The Fund may also invest in mutual funds that are only offered to the Fund and its affiliates and that do not charge an investment advisory fee. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets into more promising opportunities.

Principal Risks

The Fund is subject to the following principal investment risks. Shares of the Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its investment objective.

Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.

Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the Fund’s portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Fund. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.

Large Cap Risk. Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Foreign Securities Risk. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projection of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.

Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the adviser(s) in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.

Volatility and Performance

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one-, five- and ten-year periods compared to a broad-based securities market index. The index is the Russell 1000® Growth Index, which measures the performance of large-cap growth stocks. Call (800) THRIVENT (847-4836) or visit ThriventFunds.com for performance results current to the most recent month-end.

The bar chart and the table include the effects of Fund expenses and assumes that you sold your shares at the end of the period. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts.

How a fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

Best Quarter:	Q2 ‘09	+16.76%
Worst Quarter:	Q4 ‘08	-24.10%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 31, 2015)
Thrivent Large Cap Growth Fund	1 Year	5 Years	10 Years
Class S (before taxes)	10.10%	12.89%	7.25%
(after taxes on distributions)	8.77%	12.50%	6.84%
(after taxes on distributions and redemptions)	6.83%	10.33%	5.81%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	5.67%	13.53%	8.53%

Management

Investment Adviser(s)

The Fund is managed by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”).

Portfolio Manager(s)

Darren M. Bagwell, CFA has served as a portfolio manager of the Fund since 2014. Mr. Bagwell has been with Thrivent Financial since 2002 in an investment management capacity and currently is a Senior Equity Portfolio Manager.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund directly from the Fund or through certain broker-dealers.

The minimum initial investment requirement for this Fund is $2,000 and the minimum subsequent investment requirement is $50 for regular accounts. The minimum initial investment requirement for this Fund is $1,000 and the minimum subsequent investment requirement is $50 for IRA or tax-deferred accounts. These investment requirements may be different, however, for investors investing in the Fund through an automatic investment plan or through certain fee-based investment advisory programs.

You may purchase or redeem Fund shares on days that the New York Stock Exchange is open. You may conduct such transactions by mail, telephone (800) THRIVENT (847-4836), the Internet (Thrivent.com or ThriventFunds.com), by wire/ACH transfer or through an automatic investment plan (for purchases) or a systematic withdrawal plan (for redemptions), subject to certain limitations.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Investing in the Fund through a retirement plan could have different tax consequences.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4321 North Ballard Road, Appleton, WI 54919-0001

WE’RE LISTENING TO YOU!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Mutual Funds to each household. This process is known as householding. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this Summary Prospectus, call us toll-free at 800-847-4836. If you wish to revoke householding in the future, you may write to us at 4321 North Ballard Road, Appleton, WI, 54919-0001, or call us at 800-847-4836. We will begin to mail separate regulatory mailings within 30 days of receiving your request.

CONTACT THRIVENT MUTUAL FUNDS

Phone: 800-847-4836 Fax: 866-278-8363 Web: ThriventFunds.com Email: ContactUs@ThriventFunds.com	New Applications: Thrivent Mutual Funds PO Box 219347 Kansas City, Missouri 64121-9347 Additional Investments: Thrivent Mutual Funds PO Box 219334 Kansas City, Missouri 64121-9334	Redemptions, Exchanges, or Other Requests: Thrivent Mutual Funds PO Box 219348 Kansas City, Missouri 64121-9348 Express Mail: Thrivent Mutual Funds 330 West 9th Street Kansas City, Missouri 64105

Securities offered through Thrivent Distributors, LLC, 625 Fourth Avenue South, Minneapolis, MN 55415, a FINRA member and a wholly owned subsidiary of Thrivent Financial, the marketing name for Thrivent Financial for Lutherans, Appleton, WI.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Summary Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Shares of Thrivent Mutual Funds are not deposits or other obligations of Thrivent Trust Company or any bank, or insured or otherwise protected by the Federal Deposit Insurance Corporation or any other federal agency. Shares of Thrivent Mutual Funds are subject to investment risk, including possible loss of the principal amount invested.

1940 Act File No. 811-5075